Morgan Stanley Limited Term Municipal Trust
                     Item 77(O) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Securit  Date   Price  Shares  % of   Total     Purch Broker
y        of     Of     Purcha  Asset  Issued    ased
         Purcha Share  sed     s                By
         se     s                               Fund

Alaska   03/27/ Vario  1,000,  0.18%  $127,720  0.78% Paine Webber;
Inter    02     us     000            ,000            Lehman Bros.;
Arpts                                                 Salomon Smith
Syst,                                                 Barney
AK, Ser
2002 B
(Ambac)

Alaska   03/27/ Vario  1,000,  0.29%  $127,720  0.78% Paine Webber;
Inter    02     us     000            ,000            Lehman Bros.;
Arpts                                                 Salomon Smith
Syst,                                                 Barney
AK, Ser
2002 B
(Ambac)

Grand    05/03/ $105.  1,000,  1.30%  $104,966  0.95% Lehman
Rvr Dam  02     27     000            ,339            Brothers; A.G.
Auth,                                                 Edwards;
OK,                                                   Oppenheim; UBS
Refg                                                  Paine Webber;
Ser                                                   Edward Jones;
2002 A                                                Capital West;
(FSA)                                                 Salomon Smith
                                                      Barney; Wells
                                                      Nelson

Indiana  04/17/ Vario  1,000,  1.36%  $580,370  0.17% Bear Stearns;
polis    02     us     000            ,000            City Securities
Pub                                                   Corp.; Loop
Impr                                                  Capital Mkts;
Bnd                                                   McDonals
Bnk,                                                  Investments;
IN,                                                   Nat City; A.G.
Wtrwks,                                               Edwards; J.J.B.
Ser                                                   Hilliard; W.L.
2002 A                                                Lyons; Raymond
(MBIA)                                                James; Banc One
                                                      Capital Mkts;
                                                      SBK-Brooks;
                                                      First Albany;
                                                      UBS Paine
                                                      Webber

Massach  06/21/ $109.  1,000,  1.14%  $446,435  0.22% UBS Paine
usetts,  02     11     000            ,000            Webber; Bear,
2002                                                  Stearns;
Refg                                                  Goldman Sachs;
Ser A                                                 JPMorgan;
(MBIA)                                                Lehman Bros.;
                                                      Salomon Smith
                                                      Barney; Advest;
                                                      A.G. Edwards;
                                                      CIBC World
                                                      Mkts; Corby
                                                      North Bridge;
                                                      Fahnestock;
                                                      First Albany;
                                                      H.C.
                                                      Wainwright;
                                                      Janney
                                                      Montgomery
                                                      Scott; Mellon
                                                      Financial Mkts;
                                                      Merrill Lynch;
                                                      Prudential;
                                                      Quick & Reilly;
                                                      Ramirez;
                                                      Raymond James;
                                                      RBC Dain
                                                      Rauscher; State
                                                      Street Capital
                                                      Mkts; Wachovia




Massach  05/02/ Vario  1,000,  1.31%  $319,130  0.31% Bear Stearns;
usetts   02     us     000            ,000            Goldman Sachs;
Special                                               JPMorgan;
Obligat                                               Lehman Bros.;
ion                                                   Salomon Smith
2002                                                  Barney; UBS
Ser A                                                 Paine Webber;
(FGIC)                                                Quick & Reilly;
                                                      State Street
                                                      Global Mkts;
                                                      Advest; A.G.
                                                      Edwards; CIBC
                                                      World Mkts;
                                                      Corby North
                                                      Bridge; RBC
                                                      Dain Rauscher;
                                                      Fahnestock;
                                                      First Albany;
                                                      H.C.
                                                      Wainwright;
                                                      Janney
                                                      Montgomery
                                                      Scott; Mellon
                                                      Financial Mkts;
                                                      Merrill Lynch;
                                                      Prudential;
                                                      Ramirez;
                                                      Raymond James;
                                                      Wachovia

New      06/20/ Vario  1,000,  1.15%  $891,090  0.11% UBS Paine
York     02     us     000            ,000            Webber; Merrill
City                                                  Lynch; First
Muni                                                  Albany; Goldman
Wtr Fin                                               Sachs; Bear
Auth,                                                 Stearns; Lehman
NY,                                                   Bros.;
2003                                                  JPMorgan;
Ser                                                   Salomon Smith
(Aa2/AA                                               Barney; Siebert
)                                                     Brandford
                                                      Shank; M.R.
                                                      Beal; CIBC
                                                      World Mkts; RBC
                                                      Dain Rauscher;
                                                      A.G. Edwards;
                                                      First American
                                                      Municipals;
                                                      Prudential;
                                                      Quick & Reilly;
                                                      Raymond James;
                                                      Roosevelt &
                                                      Cross

Municip  08/22/ Vario  2,000,  2.01%  $258,465  0.77% Bear Stearns;
al       02     us     000            ,000            JPMorgan;
Electri                                               Goldman Sahcs;
c Auth                                                Lehman Bros.;
of GA                                                 Salomon Smith
Ser                                                   Barney; UBS
2002 A                                                Paine Webber;
(MBIA)                                                Wachovia

Virgini  09/20/ $113.  2,000,  1.84%  $523,320  0.38% Goldman Sachs;
a Trans  02     196    000            ,000            Salomon Smith
Bd,                                                   Barney; UBS
Federal                                               Paine Webber;
Hwy,                                                  Merrill Lynch;
Ser                                                   BB&T Capital
2002                                                  Mkts; Bear
(Aa2/AA                                               Stearns;
)                                                     Davenport &
                                                      Co.; Morgan
                                                      Keegan